UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2010 (November 16, 2010)

ASBURY AUTOMOTIVE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31262	01-0609375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2905 Premiere Parkway NW, Suite 300 Duluth, GA		30097
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 418-8200

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01. Entry into Material Definitive Agreement

Issuance of $200.0 Million Aggregate Principal Amount of 2020 Notes

On November 16, 2010, Asbury Automotive Group, Inc. (“Asbury”, “we” or the “Company”) issued $200,000,000 aggregate principal amount of its 8.375% Senior Subordinated Notes due 2020 (the “2020 Notes”) pursuant to an indenture, dated November 16, 2010 (the “Indenture”) among the Company, the subsidiary guarantors party thereto (the “Guarantors”) and The Bank of New York Mellon, as trustee (the “Trustee”). The 2020 Notes were offered and sold either to “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) or to persons outside the United States under Regulation S of the Securities Act.

The 2020 Notes mature on November 15, 2020. Interest accrues on the 2020 Notes from November 16, 2010, and interest is payable semiannually, on May 15 and November 15 of each year. The first interest payment date is May 15, 2011. We may redeem some or all of the 2020 Notes at any time after November 15, 2015 at specified redemption prices. We may also redeem up to 35% of the aggregate principal amount of the 2020 Notes using the proceeds from certain equity offerings completed before November 15, 2013. In addition, we may redeem some or all of the 2020 Notes at any time prior to November 15, 2015 at a price equal to 100% of the principal amount thereof plus a make whole premium set forth in the Indenture, and accrued and unpaid interest. If we sell certain of our assets or experience specific kinds of changes of control, we must offer to repurchase the 2020 Notes. The terms of the 2020 Notes are set out in detail in the Indenture.

In connection with the issuance of the 2020 Notes, Asbury, the Guarantors and the initial purchasers of the 2020 Notes entered into a Registration Rights Agreement (the “Registration Rights Agreement”), dated November 16, 2010. The Registration Rights Agreement requires the Company and the Guarantors to file an exchange offer registration statement with the SEC relating to the 2020 Notes and related guarantees within 180 days after the date the 2020 Notes and related guarantees were issued, and to use their commercially reasonable efforts to have the exchange offer registration statement declared effective by the SEC on or prior to 240 days after the 2020 Notes were issued. If, under certain circumstances, an exchange offer cannot be completed, the Company and the Guarantors must use their commercially reasonably efforts to file with the SEC a shelf registration statement covering resales of the 2020 Notes and related guarantees and use their commercially reasonable efforts to cause such registration statement to be declared effective as provided for in the Registration Rights Agreement. In such instance, the Company would be obligated to keep such shelf registration statement effective for up to one year from the date of the initial effectiveness of the shelf registration statement. If the Company fails to satisfy its obligations under the Registration Rights Agreement, it will, under certain circumstances, be required to pay additional interest to the holders of the 2020 Notes.

Copies of the Indenture, the form of the 2020 Notes, and the Registration Rights Agreement are attached to this current report on Form 8-K as exhibits 4.1, 4.2 and 4.3, respectively, and are incorporated by reference as though fully set forth herein. The foregoing descriptions of the Indenture, the 2020 Notes and the Registration Rights Agreement are qualified in their entirety by the complete text of each of such documents.

Fourth Supplemental Indenture Related to the 2017 Notes

On November 16, 2010, the Company entered into a Fourth Supplemental Indenture (the “Fourth Supplemental Indenture”), with The Bank of New York Mellon, as trustee (the “Trustee”), which supplements that certain Indenture, dated as of March 26, 2007 (as amended and supplemented, the “2017 Indenture”), among the Company, the subsidiary guarantors party thereto and the Trustee, governing the 7.625% Senior Subordinated Notes due 2017 (the “2017 Notes”) of the Company.

The Fourth Supplemental Indenture made certain modifications to the restricted payments covenant and certain definitions related thereto as contained in the 2017 Indenture.

The foregoing description of the Fourth Supplemental Indenture is qualified in its entirety by reference to the complete text of such supplemental indenture, which is attached to this current report on Form 8-K as Exhibit 4.4, and is incorporated by reference as though fully set forth herein.

Eighth Supplemental Indenture Related to the 2014 Notes

On November 16, 2010, the Company entered into an Eighth Supplemental Indenture (the “Eighth Supplemental Indenture”), with The Bank of New York Mellon, as trustee (the “Trustee”), which supplements that certain Indenture, dated as of December 23, 2003 (as amended and supplemented, the “2014 Indenture”), among the Company, the subsidiary guarantors party thereto and the Trustee, governing the 8% Senior Subordinated Notes due 2014 (the “2014 Notes”) of the Company.

The Eighth Supplemental Indenture, among other things, removes substantially all of the restrictive covenants contained in the 2014 Indenture, eliminates certain events of default contained in therein and modifies certain other provisions thereof.

The foregoing description of the Eighth Supplemental Indenture is qualified in its entirety by reference to the complete text of such supplemental indenture, which is attached to this current report on Form 8-K as Exhibit 4.5, and is incorporated by reference as though fully set forth herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The first and second paragraphs under Item 1.01 above under the heading “Issuance of $200.0 Million Aggregate Principal Amount of 2020 Notes” are incorporated by reference herein.

Item 8.01. Other Events

On November 16, 2010, the Company issued a press release announcing the results of its previously announced consent solicitation (the “Consent Solicitation”) relating to its 2017 Notes, which Consent Solicitation expired at 5:00 p.m. on November 15, 2010. The Company also announced the expiration of the consent payment deadline and the results as of such date and time of its previously announced tender offer and consent solicitation for its the 2014 Notes (the “Tender Offer”), accepting for purchase an aggregate of $178,007,000 in aggregate principal amount of the 2014 Notes (representing approximately 99.21% of the aggregate outstanding principal amount of the 2014 Notes) validly tendered and not validly withdrawn as of such deadline. The tender offer for the 2014 Notes expires on December 1, 2010. The Company also announced that it has delivered a notice of redemption (the “Notes Redemption”) for all 2014 Notes that remain outstanding after the expiration of the Tender Offer. All 2014 Notes outstanding after the expiration of the Tender Offer will be redeemed on December 16, 2010.

In addition, Company announced the completion of the issuance and sale of $200 million aggregate principal amount of its 2020 Notes, pursuant to an exemption from the registration requirements under the Securities Act of 1933. The proceeds from the sale of the Notes were used to pay the applicable consideration for consents delivered in the Consent Solicitation and consents and 2014 Notes delivered prior to the consent payment deadline in the Tender Offer. The remaining proceeds will be used to pay for any 2014 Notes delivered prior to the expiration of, and accepted for purchase in, the Tender Offer or redeemed after the expiration of the Tender Offer pursuant to the Notes Redemption.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Also, on November 10, 2010, the Company entered into a Third Supplemental Indenture to the 2017 Indenture and a Seventh Supplemental Indenture to the 2014 Indenture, in each case, to add new subsidiary guarantors for the 2017 Notes and 2014 Notes, respectively.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Number	Exhibit

4.1	Indenture, dated as of November 16, 2010, by and among the Company, each of the guarantors named therein and The Bank of New York Mellon, as Trustee
4.2	Form of 8.375% Senior Subordinated Note due 2020 (included as Exhibit A in Exhibit 4.1)
4.3	Registration Rights Agreement, dated November 16, 2010, by and among the Company, the guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and Deutsche Bank Securities Inc.
4.4	Fourth Supplemental Indenture, dated as November 16, 2010, by and among the Company, each of the guarantors named therein and The Bank of New York Mellon, as Trustee

4.5	Eighth Supplemental Indenture, dated as of November 16, 2010, by and among the Company, each of the guarantors named therein and The Bank of New York Mellon, as Trustee
4.6	Third Supplemental Indenture, dated as November 10, 2010, by and among the Company, each of the guarantors named therein and The Bank of New York Mellon, as Trustee.
4.7	Seventh Supplemental Indenture, dated as of November 10, 2010, by and among the Company, each of the guarantors named therein and The Bank of New York Mellon, as Trustee
99.1	Press Release, dated November 16, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC

By:	/s/ Craig T. Monaghan
Name:	Craig T. Monaghan
Title:	Senior Vice President and Chief Financial Officer

Date: November 18, 2010

EXHIBIT INDEX

Number	Exhibit

4.1	Indenture, dated as of November 16, 2010, by and among the Company, each of the guarantors named therein and The Bank of New York Mellon, as Trustee
4.3	Registration Rights Agreement, dated November 16, 2010, by and among the Company, the guarantors party thereto and Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and Deutsche Bank Securities Inc.
4.4	Fourth Supplemental Indenture, dated as November 16, 2010, by and among the Company, each of the guarantors named therein and The Bank of New York Mellon, as Trustee
4.5	Eighth Supplemental Indenture, dated as of November 16, 2010, by and among the Company, each of the guarantors named therein and The Bank of New York Mellon, as Trustee
4.6	Third Supplemental Indenture, dated as November 10, 2010, by and among the Company, each of the guarantors named therein and The Bank of New York Mellon, as Trustee
4.7	Seventh Supplemental Indenture, dated as of November 10, 2010, by and among the Company, each of the guarantors named therein and The Bank of New York Mellon, as Trustee
99.1	Press Release, dated November 16, 2010